                               POWER OF ATTORNEY



  WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 3l, 1994:

  NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.


  IN WITNESS WHEREOF, I have executed this instrument

this 1st day of February, 1995.



                              /s/ Dwayne O. Andreas
                              ______________________________
                              Dwayne O. Andreas

                               POWER OF ATTORNEY



  WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 3l, 1994:

  NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.


  IN WITNESS WHEREOF, I have executed this instrument

this 1st day of February, 1995.



                              /s/ Warren E. Buffett
                              ______________________________
                              Warren E. Buffett

                               POWER OF ATTORNEY



  WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 3l, 1994:

  NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.


  IN WITNESS WHEREOF, I have executed this instrument

this 1st day of February, 1995.



                              /s/ Claire M. Fagin
                              ______________________________
                              Claire M. Fagin

                               POWER OF ATTORNEY



  WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 3l, 1994:

  NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.


  IN WITNESS WHEREOF, I have executed this instrument

this 1st day of February, 1995.



                              /s/ Gedale B. Horowitz
                              ______________________________
                              Gedale B. Horowitz

                               POWER OF ATTORNEY



  WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 3l, 1994:

  NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.


  IN WITNESS WHEREOF, I have executed this instrument

this 1st day of February, 1995.



                              /s/ Deryck C. Maughan
                              ______________________________
                              Deryck C. Maughan

                               POWER OF ATTORNEY



  WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 3l, 1994:

  NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.


   IN WITNESS WHEREOF, I have executed this instrument

this 1st day of February, 1995.



                              /s/ William F. May
                              ______________________________
                              William F. May

                               POWER OF ATTORNEY



  WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 3l, 1994:

  NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.


  IN WITNESS WHEREOF, I have executed this instrument

this 1st day of February, 1995.



                              /s/ Charles T. Munger
                              ______________________________
                              Charles T. Munger

                               POWER OF ATTORNEY



  WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 3l, 1994:

  NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.


  IN WITNESS WHEREOF, I have executed this instrument

this 1st day of February, 1995.



                              /s/ Louis A. Simpson
                              ______________________________
                              Louis A. Simpson

                               POWER OF ATTORNEY



  WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1934, a Form 10-K, Annual Report, (hereinafter referred to as "Form 10-K") for the fiscal year ended December 3l, 1994:

  NOW, THEREFORE, I, in my capacity as a Director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Director of Salomon Inc, said Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.


  IN WITNESS WHEREOF, I have executed this instrument

this 1st day of February, 1995.



                              /s/ Robert G. Zeller
                              ______________________________
                              Robert G. Zeller